UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 25, 2020

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange

Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange

Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange

AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange

AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange

AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange

AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange

AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange

AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange

AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange

AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	The New York Stock Exchange

AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange

AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange

AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange

AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange

AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange

AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange

AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange

AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange

AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange

AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange

AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange

AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange

AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange

AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange

AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange

AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange

AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange

AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38 C	New York Stock Exchange

AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange

AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange

AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange

AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange

AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange

AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange

AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange

AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 25, 2020, the Human Resources Committee of the Board of Directors of AT&T Inc. (the "Company") approved an amendment to the Company's Supplemental Life Insurance Plan (the “SLIP”) to provide that the death benefit payable to beneficiaries of the Executive Chairman shall be the same as that previously established for the Chief Executive Officer, which is equal to two times salary during the officer’s employment.

This description of the amendment to the SLIP is qualified in its entirety by reference to the text of the SLIP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 26, 2020, the Board of Directors of the Company approved amendments to the Company's Bylaws (the "Bylaws").

The amendments, among other things, (i) reflect the separation of the Chief Executive Officer and Chairman of Board positions, (ii) revise the information required in connection with a stockholder’s proposal of business, the nomination of directors by a stockholder and a request by stockholders for a special meeting of the Company’s stockholders and (iii) requires causes of action arising under the Securities Act of 1933 to be brought before the Court of Chancery of the State of Delaware, or if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:
Exhibit No.	Document

3.1	Bylaws amended June 26, 2020
10.1	Supplemental Life Insurance Plan amended June 25, 2020

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
June 26, 2020	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President – Assistant General Counsel and Secretary